PLAN (AMENDED) EXHIBIT "E"

             List of Allowed Post-petition Selling Debenture Claims
              As Uniformly Calculated by the Trustee and Allowed
                  (Limited) (Class 6) in the Amended Plan

                                 EXHIBIT "E"

                                   LIST OF
         ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE AMENDED PLAN

*  Unless indicated as disputed

CLAIMANT                                     CLAIM NO.   EXPLAN.  COLUMN 1        COLUMN 2
                                                         NOTES    ORIGINAL CLAIM  ALLOWED
                                                                  AMOUNT AS       CLAIM AMOUNT
                                                                  UNIFORMLY       (70% OF
                                                                  CALCULATED      ORIGINAL
                                                                  BY TRUSTEE      CLAIM AMOUNT
Adair County Mutual Insurance Assoc.         0964                     $6,740.00       $4,718.00
Adams, Florence (Trust) (b)                  2898                    $17,925.00      $12,547.50
Adams, Florence T. (Trust) Byron Taggert     2914                    $28,725.00      $20,107.50
Adams, Thomas S. (b)                         2913                     $9,550.00       $6,685.00
Aggressive Industries, Inc.                  0900                    $37,762.00      $26,433.40
AIM - Risk Retention                         3443                         $0.00           $0.00
Akins, Donovan C.                            1007                     $7,727.00       $5,408.90
Akins, James E. (b)                          0844                    $22,802.00      $15,961.40
Akins, Thomas A. (b)                         0840                    $26,107.00      $18,274.90
Aldrich (Marvin), Nancy K.                   0988                    $31,850.00      $22,295.00
Alterman, Sharen C/F Alterman, Aaron R.      3054          I          $7,937.50       $5,556.25
Alterman, Sharen C/F Alterman, Edward P.     3055          I          $7,937.50       $5,556.25
Anderson, C. David                           2583          I          $2,830.00       $1,981.00
Anderson, Ellwood C.                         2088                         $0.00           $0.00
Anderson, Frank Dr.                          1177                     $8,812.50       $6,168.75
Anderson, G.W. (b)                           0867                    $91,125.00      $63,787.50
Anderson, Julianne F                         1811                    $17,915.96      $12,541.17
Anderson, Natalie                            1528                     $6,005.70       $4,203.99
Arnold, Svetlana S. & Edward                 2595                     $4,262.50       $2,983.75
Arthur, David L.                             2727                     $3,592.35       $2,514.65
Arthurs, Dana L.                             0879                    $18,882.50      $13,217.75
Astel, William J. & Jean M.                  1889                     $4,383.38       $3,068.37
Atkinson, James F.                           1088                    $14,025.00       $9,817.50
Atkinson, Joyce E.                           0880                    $77,125.00      $53,987.50
Atkinson, Linda J. (Family Trust)            1086                    $14,025.00       $9,817.50
Austin, Glen                                 2109                       $965.00         $675.50
Bacher, Constance                            4082                     $2,403.00       $1,682.10
Bahlman, Jean                                2912                    $11,325.00       $7,927.50
Bailey Family TR G William Bailey            3790          H          $6,067.13       $4,246.99
Bailey, William A                            1581                     $9,662.50       $6,763.75
Baker, Joseph (b)                            2194                     $2,225.00       $1,557.50
Balch, Henry H                               2911                    $13,775.00       $9,642.50
Bamat, William N. & Barbara L.               3026                     $4,262.50       $2,983.75
Barth, Theodore H Foundation a/c #7214       3265                    $13,812.50       $9,668.75
Beasley, Robin E.                            3250                         $0.00           $0.00
Beavers, Judith S.                           2461                     $8,254.50       $5,778.15
Beavers, Judith Sperry                       2460                    $13,827.00       $9,678.90
Begley, Sarah (b)                            2910                    $14,375.00      $10,062.50
Bender, Robert B.                            3851          I         $20,700.00      $14,490.00
Biederman, Fred                              3998                     $3,720.00       $2,604.00
Biederman, Lois                              3997                     $4,960.00       $3,472.00
Bingham, Carlton Reed IRA (b)                2069                    $64,764.89      $45,335.42
Bingham, Carlton Reed TTEE Living
   Trust (B-2)                               2068                   $134,491.30      $94,143.91
Blackburn, Ronald D.                         1642                     $3,020.00       $2,114.00
Blanchard, Robert L. & Beth                  0937                     $8,739.00       $6,117.30
Blessed Trinity Generalate                   2909                    $23,875.00      $16,712.50
Bohemian Mutual Ins. Ass'n.                  0927                     $4,400.00       $3,080.00
Bolten, Marjorie R.                          0508                     $2,730.00       $1,911.00
Bolten, Marjorie R. (b)                      0504                     $2,778.00       $1,944.60
Bolten, Marjorie (b)                         0507                     $2,733.00       $1,913.10
Bolten, Steven                               0503                     $4,045.00       $2,831.50
Bolten, Steven (b)                           0505                     $4,084.18       $2,858.93
Bolten, Steven (b)                           0509                     $3,005.00       $2,103.50
Boock, Howard & Geraldine L                  2262                         $0.00           $0.00
Braun, Verlun & Maxine                       3254                     $5,914.07       $4,139.85
Buck, Dorryl                                 4046                       $120.00          $84.00
Buckley, Eileen S.                           2908                    $36,700.00      $25,690.00
Buksa, Andrew J.                             1815                     $4,280.89       $2,996.62
Bull, David S. & Annie L.(Revised)           3575                    $46,200.00      $32,340.00
Burken, Patricia                             1228                     $7,802.35       $5,461.65
Buterman, Ellen                              1923                         $0.00           $0.00
Campbell, Ian W.                             2865                     $4,775.00       $3,342.50
Campbell, Ross L JR                          2864                     $4,775.00       $3,342.50
Carlson, Arnold & Donna                      1280                     $9,650.00       $6,755.00
Carr, Leanna L.                              3547                     $3,040.00       $2,128.00
Carr, Melvin A. (a)                          1139                     $2,760.00       $1,932.00
Cataldo, Dean Custodian for Kristine         3501                       $157.00         $109.90
Cataldo, Don B. (b)                          3504                         $0.00           $0.00
Chabot Trust, fbo Chabot, Rodney T. (b)      2840                     $6,250.00       $4,375.00
Chandler, Lawrence F. Jr. Partnership (a)
   *DISPUTED*                                1295                         $0.00           $0.00  *DISPUTED*
Chandler, Lawrence F. Jr. Partnership (b)
   *DISPUTED*                                1295                         $0.00           $0.00  *DISPUTED*
Chandler, Lawrence F. (Trust) (a) *DISPUTED* 1296                         $0.00           $0.00  *DISPUTED*
Chandler, Lawrence F. (Trust) (b) *DISPUTED* 1296                         $0.00           $0.00  *DISPUTED*
Chase, Nancy (Trust)                         2903                    $11,325.00       $7,927.50
Chesnutt, John L. & Arlys R.                 0408                     $9,605.00       $6,723.50
Ciurej, Victor N. (b)                        2514                         $0.00           $0.00
Clark, Linda T.                              4168                    $15,463.50      $10,824.45
Clawson, John A. *DISPUTED*                  4600                         $0.00           $0.00  *DISPUTED*
Close, Bettine M. Co., a partnership         2839                     $9,800.00       $6,860.00
Close, William T. & Co, a partnership        2838                     $9,800.00       $6,860.00
Cole, Faith Goddard                          2900                    $18,300.00      $12,810.00
Connor, Tom                                  2322          H        $172,551.00     $120,785.70
Cortes, Jane Goss                            2899                    $18,937.50      $13,256.25
Cowman, James L. & Betty A. (b)              0876                         $0.00           $0.00
Cox, Charles S                               3810                    $12,206.33       $8,544.43
Crockett, J. Richard & Marcia S. (b)         3109                    $12,187.01       $8,530.91
Dahlin, Sandra M.                            1162                    $10,255.02       $7,178.51
Davenport, Laurie (b)                        2689                    $11,330.76       $7,931.53
David Bear, Inc. Employee Profit Sharing
   Trust                                     3855                       $525.00         $367.50
Davis, Eugene L & Shari L                    1560                         $0.00           $0.00
Davis, Lawrence A.                           3480                         $3.50           $2.45
Davis, Paul                                  3988          B          $3,417.67       $2,392.37
Dennis, Kernan R.                            4219                    $14,669.10      $10,268.37
Deuries, Katherine A/C #091358 (b)           3262                    $15,975.00      $11,182.50
Dillard, Sue S. (b)                          2845                    $13,725.00       $9,607.50
Dobbins, Francis J.                          4439                         $0.00           $0.00
Donaldson, A. L. & Donna (b)                 4393                     $2,922.95       $2,046.07
Donaldson, Alexander & Donna                 1266                         $0.00           $0.00
Dorfman, Caryl T (b)                         2199                     $3,837.50       $2,686.25
Douglas, Donald R.                           4266                         $0.00           $0.00
Dwight C. Johnston Estate                    0690          B          $4,400.00       $3,080.00
Dyer, Donald H.                              0997                     $6,875.00       $4,812.50
Ecklund, Allen E.                            1215                     $3,496.80       $2,447.76
Ecklund, Allen TTEE Allen Ecklund PS Plan    1212                     $5,828.00       $4,079.60
Ecklund, Janice                              1213                     $3,496.80       $2,447.76
Edwards, Elizabeth Rader                     4300                     $3,892.00       $2,724.40
Elite Group Income Fund                      1738          J        $197,705.33     $138,393.73
Elkin, Ronald B. & Nancy                     4315          I         $15,375.00      $10,762.50
Elling, Katheryn (b)                         3496                         $0.00           $0.00
Elling, Marjorie W. (b)                      3494                         $0.00           $0.00
Elliott, Eileen M.                           0866                       $505.00         $353.50
Ellison, Richard P.                          0989          I         $60,625.00      $42,437.50
Emery, Joy Sperry                            2844                     $9,200.00       $6,440.00
Epstein, Phyllis Ruth (b)                    2894                    $22,875.00      $16,012.50
Erskine, Barbara (b)                         2893                    $23,875.00      $16,712.50
Faegre, Charles B                            3822                     $7,800.00       $5,460.00
Family Practice Clinic Pro Sharing           3755          I          $2,200.00       $1,540.00
Farley, William H & Mary E.                  1755                    $17,275.00      $12,092.50
Farmer, Rhonda                               1182                     $2,591.58       $1,814.11
Farmers Mutual Ins Assn                      2392                    $13,987.50       $9,791.25
Fassino, Edward (a)                          2025                    $82,050.94      $57,435.66
Fassino, Edward (b)                          2025                    $28,802.00      $20,161.40
Felmont Oil Corp Pension Trust (b)           2807                    $44,100.00      $30,870.00
Fertiservice, Ranco                          4822                     $3,206.25       $2,244.38
Fisk, Newton (b)                             1922                    $16,557.68      $11,590.38
Five C's Properties Inc                      2321          H        $183,810.00     $128,667.00
Foster, Lawrence T. & Diana K.               0892          B          $2,885.20       $2,019.64
Foster, Robert C. FBO Megan Foster           0974          B          $3,729.50       $2,610.65
Foster, Robert C. FBO Christopher Foster     976           B          $3,729.50       $2,610.65
Foster, Robert C. (Trustee)                  0442          B          $7,642.00       $5,349.40
Frink, Stevens D.                            3107                    $26,146.85      $18,302.80
Frizell, Bernard Rev Tr                      2759                    $46,306.76      $32,414.73
Fry, Robert P. Trustee a Prof. Corp.
   Empl PP (b)                               2753                   $168,789.66     $118,152.76
Fry, Robert P. Trustee fbo Joseph Saylin (b) 2484                   $200,431.79     $140,302.25
Fulton, Wilbur L. & Virginia L. (b)          3285                    $25,307.45      $17,715.22
Gaffney, Joseph M.                           3571                    $10,745.75       $7,522.03
Gagner, Lawrence J.                          1039                       $682.00         $477.40
Gardner, Bruce R.  *DISPUTED*                4215                         $0.00           $0.00  *DISPUTED*
Gardner, Bruce R.                            4252                    $17,404.00      $12,182.80
Garff, Maxine R.                             4604          I         $16,722.75      $11,705.93
Gatchel, Barbara (b)                         3492                         $0.00           $0.00
German Mutual Insurance Association          3040                     $4,400.00       $3,080.00
Gibbons, Glen G. & Elsie L.                  1163                     $5,452.85       $3,817.00
Giese, James A II (b)                        2415                     $9,094.55       $6,366.19
Gillam, JoAnn (IRA) (b)                      3489                         $0.00           $0.00
Godshalk, Ernest L. (Trust)                  2892                    $19,100.00      $13,370.00
Goertzen, Donald L.                          2656          I          $3,640.00       $2,548.00
Goertzen, Wanda J.                           2657          I          $3,640.00       $2,548.00
Goldman, Stuart O.                           1951                     $3,750.00       $2,625.00
Goldstein, Miriam                            2836                     $9,100.00       $6,370.00
Goss, Ralph H. (Trust)                       2889                    $23,600.00      $16,520.00
Gower, Jim H & Cheryl M                      4117                         $0.00           $0.00
Gragg, John B. TTEE                          1234                         $0.00           $0.00
Graham, Miriam B.                            2888                     $9,150.00       $6,405.00
Grantor Trust fbo Winters, Elizabeth         2797                     $9,325.00       $6,527.50
Greenwood, Harold R.                         1961                     $5,302.35       $3,711.65
Gromer, Virginia C. (b)                      4378                    $44,107.44      $30,875.21
Grosjean, Maria E.                           2886                     $9,150.00       $6,405.00
Haines, Richard S.                           4271                         $0.00           $0.00
Hamilton, Douglas & Deranleau, Nancy (c)     3393                       $156.25         $109.38
Hamilton, Robert W. Estate of                1758                     $9,553.38       $6,687.37
Hanna, Everett Louis & Kay F.                0992                     $6,054.24       $4,237.97
Hanna, Joseph M.                             0870                     $2,905.70       $2,033.99
Hannaford, Jule M. III TR Bakewell,
   Barbara B. & Hannaford, Julie M. IV &
   Hannaford, John L.                        1594                    $46,375.00      $32,462.50
Hansen, Cande L.                             3540                     $5,190.00       $3,633.00
Hansen, Jack L.                              3541                     $5,190.00       $3,633.00
Hansen, Jerry (a)                            3096                         $0.00           $0.00
HAP Pension Plan a/c #4P00420-02 (a)         3270                    $25,125.00      $17,587.50
Harding, Roger J. a/c#42051 (a)              3263                     $8,812.50       $6,168.75
Harris, Marcia W.                            2739          I         $18,200.00      $12,740.00
Hart, R. Augustus (Custodian)                3103                     $8,144.90       $5,701.43
Harvey, Bruce F. E.                          2835                    $23,000.00      $16,100.00
Hassan, Estella Williams                     2885                    $14,325.00      $10,027.50
Hatch, Frederick T.                          0314                     $5,184.00       $3,628.80
Healey, Jeanne C                             1857                    $31,288.91      $21,902.24
Hellgate Construction Co. Inc.
   Profit Sharing  *DISPUTED*                0969                         $0.00           $0.00  *DISPUTED*
Hellgate Construction Co. Inc.
   Profit Sharing                            1001                   $319,492.50     $223,644.75
Hellums, Virden A. (b)                       2973          B          $2,932.50       $2,052.75
Helm, Glora Bee (a)                          3261                     $1,125.00         $787.50
Helm, Glora Bee a/c #506346 (a)              3273                         $0.00           $0.00
Hempel, John Dans (b)                        2233                         $0.00           $0.00
Hengesbach, Jon V. (Trustee)                 0340                     $5,752.85       $4,027.00
Henk, Randolph P.                            1029                       $279.50         $195.65
Henke, Florence F. Testamentary Trust        1483                     $7,052.50       $4,936.75
Henke, Harry, Jr., Estate of                 1484                     $6,510.00       $4,557.00
Hennings, Janice (Gilbertson) (b)            0869                    $12,261.25       $8,582.88
Henschen, Carol M.                           1178                    $11,000.00       $7,700.00
Henschen, Carol M.                           1179                     $5,500.00       $3,850.00
Henschen, Herbert Jr.                        1180                     $5,500.00       $3,850.00
Heuer, Elmer O                               1582                    $11,054.50       $7,738.15
Hills, David E c/p Emery Crawford Hills      2122                     $2,223.60       $1,556.52
Hills, David E. cust Dana Hills              2013                     $1,743.20       $1,220.24
Hills, David E. cust Lauren Hills            2014                     $2,243.60       $1,570.52
Hitchcock, Howard S.                         1946                         $0.00           $0.00
Holbrook, Alan R.                            3255                     $5,479.70       $3,835.79
Hollybrook & Co                              1600                   $172,500.00     $120,750.00
Holmes, Charles B.                           0881                     $1,500.00       $1,050.00
Honke, Joe & Georgene M.                     1041                     $6,841.14       $4,788.80
Huber, Richard M.                            2884                     $9,603.85       $6,722.70
Humboldt Mutual Insurance Assn.              1094                     $4,400.00       $3,080.00
Ingersoll, Richard C.                        4127                     $9,450.00       $6,615.00
Iowa Valley Mutual Insurance Assoc.          0898                     $4,400.00       $3,080.00
Isbell, David J.                             1914                         $0.00           $0.00
Isenberg, Marshall N.                        0451                     $7,254.50       $5,078.15
Jackson, C. L. (a)                           3260                    $44,825.00      $31,377.50
Jacob, Carl B                                2882                    $13,725.00       $9,607.50
Jacobs, Donald L. (b)                        0739                     $8,074.27       $5,651.99
Jellison, Edward W. & Cynthia R.             0453         B           $2,404.00       $1,682.80
Jennings, Carolyn H.                         1960                     $9,625.00       $6,737.50
Jensen, Delbert, Christy & Ardis             1034                     $5,450.00       $3,815.00
Johnson, Bonnie L. *DISPUTED*                3991                         $0.00           $0.00  *DISPUTED*
Johnson, Bonnie L. (c) *DISPUTED*            3526                         $0.00           $0.00  *DISPUTED*
Johnson, Bonnie L. (IRA) (b) *DISPUTED*      3525                         $0.00           $0.00  *DISPUTED*
Johnson, Paul G. & Joyce C. JT TEN           1293                     $6,387.50       $4,471.25
Johnson, Richard & Shirley (b)               1592                     $2,558.00       $1,790.60
Johnston, Ralph W. & Thelma C.               1037                         $0.00           $0.00
JRH-3 (b)                                    2843                     $9,800.00       $6,860.00
Jungels, Elmer                               3542                     $4,762.50       $3,333.75
Katter, Gloria J. (c)                        3434                         $0.00           $0.00
Kelsey, Roy E. & Elsie L.                    0923                     $9,362.50       $6,553.75
Kerr, James J.                               1315                     $1,704.65       $1,193.26
Kerr, James J. & Patricia K.                 1314          B          $2,820.00       $1,974.00
Kerr, Patricia K.                            1313                     $1,707.15       $1,195.01
Kessler, Charles & Ellen (b)                 1113                     $3,849.00       $2,694.30
Key Trust Co. of Ohio N.A. (c)               None                    $52,756.50      $36,929.55
King, Harold G.S. & Lydia R. Botham          1187                    $18,800.00      $13,160.00
Kinley, Elizabeth W.                         1207                     $9,719.43       $6,803.60
Kirby, Deborah A. (Family Tr)                1089                    $14,025.00       $9,817.50
Klein, Samuel S & Harriett R Jt Ten          2394          I         $19,300.00      $13,510.00
Kleinlein, Evelyn R. (b)                     3432                     $2,312.50       $1,618.75
Kleinlein, Lillian (Estate) (b)              3433                     $2,312.50       $1,618.75
Koontz, Gerry & Carolyn                      3253                     $5,318.76       $3,723.13
Krehbiel, Stan                               3550          H         $18,150.00      $12,705.00
Kronenberg, Vivian P.                        0847                    $78,500.00      $54,950.00
Lake Penland Corp.                           2130                         $0.00           $0.00
Lakeland Development Corp.                   1030          I        $117,058.55      $81,940.99
Landes, Mary Jane                            2833                     $9,800.00       $6,860.00
Lankes, Mary Elizabeth & Richard             1347                       $229.50         $160.65
Larsen, Robert P. & Lorna A. (b) *DISPUTED*  4618                     $8,874.00       $6,211.80  *DISPUTED*
Lazere, Barbara & Arthur B.                  0882                    $24,312.50      $17,018.75
Lednicky, Forrest E & Joanne W               1626                         $0.00           $0.00
Leifson, Everett T. Revocable Trust          1253                         $0.00           $0.00
Leifson, Norma B. Revocable Trust            1244                         $0.00           $0.00
Leistad, Arlene (c)                          3427                         $0.00           $0.00
Levy, Abraham H. & Mildred                   2119                         $0.00           $0.00
Licaria, James P. & Jeanne C.                2539          I          $2,762.00       $1,933.40
Lillibridge, Jane                            2860                     $9,800.00       $6,860.00
Lowrey, George H.                            2832                    $18,450.00      $12,915.00
MacDonald, John W & Jeanne M                 0994                       $947.50         $663.25
MacDonald, John W. & Jeanne M. *DISPUTED*    2368                         $0.00           $0.00  *DISPUTED*
Mamis, Nancy B.                              4536                    $29,987.68      $20,991.38
Mandelbaum, Norman B. (b)                    1927                     $7,625.00       $5,337.50
Manzana Bros. LTD.                           2324          H         $49,182.50      $34,427.75
Marshall Theatre Corp.                       1258                     $9,375.00       $6,562.50
Master, Nancy                                2871                     $8,850.00       $6,195.00
May, W.H. Jr. & Hennings, D.A. (b)           1087                    $43,062.50      $30,143.75
McAteer, Irene M. (Estate of)                2112                    $10,100.00       $7,070.00
McCarthy, Noel                               3372                     $4,879.00       $3,415.30
McCarthy, Richard F. (b)                     0798                    $14,277.50       $9,994.25
McConadrie, John Jr. (b)                     2729                     $1,119.32         $783.52
McCune, DanielleTTEE                         1274                     $3,024.99       $2,117.49
McGowan, William G. Charitable Fund Inc. (a) 3274                         $0.00           $0.00
McLachlan, Suzanne (Chabot Trust)            2904                    $13,675.00       $9,572.50
McLean, Robert G.                            3919                     $3,825.00       $2,677.50
Mercer-McFadden, Carolyn                     1971                     $3,632.00       $2,542.40
Mitchell, Gregory J. (b)                     2166                         $0.00           $0.00
Mitchell, Susan D. (b)                       2167                         $0.00           $0.00
Mitler Trust fbo Jerome D. Ross              2795                    $24,052.85      $16,837.00
Mitler Trust fbo Ross, Burt                  2841                    $24,052.85      $16,837.00
Moffett, Anne L.                             2859                     $9,800.00       $6,860.00
Moody, Patricia                              2790                     $9,150.00       $6,405.00
Moody, Sidney C.                             2789                    $19,100.00      $13,370.00
Moore Trust fbo Alexander D. Close           2858                     $9,800.00       $6,860.00
Moore Trust fbo Jessie Close                 2856                     $9,800.00       $6,860.00
Moore Trust fbo Tina (Scott) Close           2857                     $9,800.00       $6,860.00
Morley, Ruth F. O.                           3972                    $23,875.00      $16,712.50
Morris, George A.                            2585          H         $24,682.50      $17,277.75
Mortensen, Clark A.                          2501                         $0.00           $0.00
Mortensen, Danny B.                          2488                         $0.00           $0.00
Moskin, J. Robert Trust u/w Morris Moskin    2855                    $38,300.00      $26,810.00
Munkholm, Darlene E.                         1703                    $12,372.00       $8,660.40
Munkholm, Darlene E.                         1955                     $5,366.50       $3,756.55
Nacke, Donna J.                              2162          I          $1,407.70         $985.39
Nelson, W. Peterson Trust                    2960          I          $7,250.00       $5,075.00
Neville Rodie & Shaw Profit Sharing
   Trust (b)                                 2854                    $28,200.00      $19,740.00
Newland, Ann L.                              4136                         $0.00           $0.00
Newland, Don O.                              3795                         $0.00           $0.00
Newton Falls Paper Mill (b)                  2896                    $39,600.00      $27,720.00
Nicoll, Mary K.                              1348                         $0.00           $0.00
Nieland, Russell R. & Peggy E.               1279                     $4,737.50       $3,316.25
Noble, Estelle B.                            1185                    $18,350.00      $12,845.00
Nolte, Robert C. & Betty Jo (b)              3101                    $12,462.15       $8,723.51
Nordstrom, Donald W. & Karin L.              1035                    $11,259.00       $7,881.30
Oliver, Alice Trust 11/22/57                 2786                    $23,875.00      $16,712.50
Oliver, Alice Trust 11/18/41                 2787                    $23,875.00      $16,712.50
Olson, Elwood N.                             4293                     $9,200.00       $6,440.00
Ormsby, Richard E Family Trust (b)           1822                     $8,828.80       $6,180.16
Ottertail Investment Group (b)               1183                     $2,591.58       $1,814.11
Pao, Joanne T. (a)                           3266                    $28,968.75      $20,278.13
Pardridge, Mary A.                           2842                     $9,800.00       $6,860.00
Peller, Janet & John                         2641                     $4,260.00       $2,982.00
Perry, Ray P.                                0297                     $2,787.00       $1,950.90
Petersen, Gary L.                            1902                     $2,030.00       $1,421.00
Petersen, Gary L. & Jilene J.                1904                    $10,531.25       $7,371.88
Petersen, Jilene J.                          1903                     $3,045.00       $2,131.50
Pickel, Rolland                              1756                     $8,540.00       $5,978.00
Pickering, Steven A. & Ann L.                1120                         $0.00           $0.00
Piper Jaffray FBO Charles F. Schafer IRA     4486                         $0.00           $0.00
Piper Jaffray FBO Dean Scherer IRA           4487                         $0.00           $0.00
Planeta, Alan T (b)                          4059                     $2,085.00       $1,459.50
Platt, Elaine A.                             4484                         $0.00           $0.00
PNG Partnership (c)                          3417                         $0.00           $0.00
Pohlman, Steven L. & Susan M.                3742                     $5,892.35       $4,124.65
Popelar, Ralph F.                            1190                     $7,514.50       $5,260.15
Porter, John C & Annette O.                  4123          H         $12,955.00       $9,068.50
Puleston, Elizabeth Ann                      3339                    $27,450.00      $19,215.00
Pyle, Robert M., Jr.                         2853                     $9,800.00       $6,860.00
Quackenbush, Shirley Heller                  3789                     $4,850.00       $3,395.00
Rader, Jennifer C.                           4299                     $3,914.50       $2,740.15
Rader, Judith Anne                           4298                     $3,914.50       $2,740.15
Rajpal, Shashi M.                            2741                    $12,004.00       $8,402.80
Randle, D. L. & Gail W.                      0335                     $5,604.50       $3,923.15
Reeves, Ray L.                               1146                         $0.00           $0.00
Remmele, Erwin C. & Karen M.                 1093                     $4,350.00       $3,045.00
Ripley, Elizabeth K.                         2852                     $9,800.00       $6,860.00
Ripley, F. Fuller (b)                        2851                     $9,800.00       $6,860.00
Ripley, F. Fuller 1963 Trust                 2850                     $9,800.00       $6,860.00
RLF Enterprises                              3257                    $33,602.35      $23,521.65
Robert Mellin Trust (b) for Larry
    Martindale, John Clark and Stanley
    Margolis                                 0939                     $5,639.00       $3,947.30
Robertson, Durwood Page & Johanna I.         3048                    $15,813.07      $11,069.15
Rodie, III, William S.                       2827                    $27,450.00      $19,215.00
Rohwer, Frances J.                           3049                    $11,764.79       $8,235.35
Rohwer, Lloyd H. & Frances J. (b)            3050                    $11,764.79       $8,235.35
Rokahr, Frederick D & Beulah M.              3553                     $3,255.00       $2,278.50
Ross, Barbara O'Neil                         2120                    $15,129.00      $10,590.30
Rovie, Kenneth C. (b)                        3470          H          $3,149.00       $2,204.30
Rowland, Lucy                                2783                     $9,150.00       $6,405.00
Rush, Catharine D.                           2849                     $9,800.00       $6,860.00
Sawatzke, Geraldine A. & Lawrence P.
   *DISPUTED*                                4544                         $0.00           $0.00  *DISPUTED*
Sawyer, Frank D. (Family Trust) (b)          0836          I          $8,032.00       $5,622.40
Schafer, Charles F fbo Piper Jaffray         3752                         $0.00           $0.00
Scherer, Dean (IRA)                          3917                         $0.00           $0.00
Schmelter, Jay                               0789                    $14,680.00      $10,276.00
Schneider, Marcia & Frederick                2781                    $23,937.50      $16,756.25
Schroeder, Lee (b)                           3552                         $0.00           $0.00
Schuh, Sharon Carrell                        4195                    $13,400.00       $9,380.00
Schumann, James E. (b)                       1079                    $10,414.00       $7,289.80
Schwab, Ed                                   2075                    $12,188.20       $8,531.74
Schwab, Ed                                   2082                     $3,757.05       $2,629.94
Scott, Gordon Lewis                          1641                    $22,268.75      $15,588.13
Sear, William                                3082          B          $4,656.00       $3,259.20
Sederberg, Aldon                             3539          D          $2,380.00       $1,666.00
Sell, Lucille E.                             1053                         $0.00           $0.00
Setness, Peter A. (a)                        1890                     $7,904.20       $5,532.94
Severson, Orvin J. Trust                     3844                         $0.00           $0.00
Sgambati, Gueriino & Theresa                 1208                         $0.00           $0.00
Shaffer, Peter B. Estate                     2780                     $7,550.00       $5,285.00
Shane, David Graham                          2779                    $23,875.00      $16,712.50
Shaw, Steven W.                              0899          B          $2,175.00       $1,522.50
Sievers, Jill (b)                            2164                         $0.00           $0.00
Sievers, William J. (b)                      2163                         $0.00           $0.00
Sly, E.R. (b)                                3057                         $0.00           $0.00
Smithe Machine Collective Bargaining (b)     2813                    $48,000.00      $33,600.00
Smithe Machine Retirement Plan (b)           2848                    $57,200.00      $40,040.00
Stenovich, LeLand L.                         4184                     $5,914.07       $4,139.85
Stewart, Daniel                              1218                     $4,327.00       $3,028.90
Stewart, Michael (b)                         1236                     $3,160.00       $2,212.00
Stowell, Dexter M. (Trustee)                 1994                     $6,352.00       $4,446.40
Stransky, John P & JoAnn                     2216          D          $3,199.95       $2,239.97
Sullivan, Daniel F. *DISPUTED*               4081                    $16,450.00      $11,515.00  *DISPUTED*
Sullivan, Daniel F. *DISPUTED*               4223                         $0.00           $0.00  *DISPUTED*
Sullivan, Daniel F. *DISPUTED*               4344                         $0.00           $0.00  *DISPUTED*
Sullivan, Daniel F.                          4346                    $16,720.00      $11,704.00
Surhoff, Henry                               1895          B          $2,058.70       $1,441.09
Swanson, Michael                             1562                     $4,787.50       $3,351.25
Swinyer, Leonard J. MD                       1329                    $19,207.70      $13,445.39
Swinyer, Thalia A.                           1330                    $11,907.70       $8,335.39
Taft, Robert                                 3581                     $6,380.88       $4,466.62
Tair Financial Ltd. a/c #355110 (a)          3264                     $7,750.00       $5,425.00
Talcott, Elmer                               2777                    $18,300.00      $12,810.00
Tempero, Richard & Sue Ann                   2151                     $4,250.00       $2,975.00
Thorstenson, Yvonne R.                       2296                     $5,270.25       $3,689.18
Toda Enterprises                             3976                         $0.00           $0.00
Troy Mills Inc. Pension Trust (b)            2809                    $24,500.00      $17,150.00
Troy Mills Local 1560 Trust (b)              2810                     $9,800.00       $6,860.00
Turner, Andrea J. Custodian for Kimberly
   A. Turner U/CA/UTMA *DISPUTED*            1783                         $0.00           $0.00  *DISPUTED*
Tweedy Company, The (b)                      2897                    $19,600.00      $13,720.00
U.S. Bank of Oregon Trustee Collective
   Funds - Qualivest                         3608                    $90,665.00      $63,465.50
U.S. Bank of Oregon Trustee Isaac D. Junt    3609                    $50,100.00      $35,070.00
U.S. Bank of Oregon Trustee Collective Funds
   Equity Fund                               3610                   $286,778.21     $200,744.75
U.S. Bank of Oregon Trustee Grover W.
   Hillman                                   3612                    $25,050.00      $17,535.00
U.S. Bank of Oregon Trustee First Friends
   Church Fund                               3614                     $4,045.00       $2,831.50
U.S. Bank of Oregon Trustee Small Comp.
   Value Trust                               3617                    $59,637.50      $41,746.25
U.S. Bank of Oregon Trustee Eloise B. Brier  3618                    $50,340.00      $35,238.00
U.S. Bank of Oregon Trustee George E. Powers 3619                    $25,210.00      $17,647.00
U.S. Bank of Oregon Trustee C.G. Farrow
   Grandchildren                             3621                    $15,150.00      $10,605.00
U.S. Bank of Oregon Trustee Edward Schoor    3626                    $10,100.00       $7,070.00
U.S. Bank of Oregon Trustee Benard
   Mainwaring                                3628                    $51,125.00      $35,787.50
U.S. Bank of Oregon Trustee Norris A. Leach  3629                    $25,210.00      $17,647.00
U.S. Bank of Oregon Trustee Charles J.
   McGonigle                                 3630                    $50,340.00      $35,238.00
U.S. Bank of Oregon (b) in its Capacity as
   Trustee for its Collective Small Funds -
   Small Comp. Value Retirement Fund         3607                   $585,495.00     $409,846.50
U.S. Bank of Oregon (b) Trustee Oregon Comm. 3611                    $16,032.50      $11,222.75
U.S. Bank of Oregon (b) Trustee Funds
   Foundation Equity Trust                   3615                   $108,690.00      $76,083.00
U.S. Bank of Oregon Co-Trustee Virginia
   L. Miller                                 3633                    $50,100.00      $35,070.00
U.S. Bank of Oregon Trustee Elks Youth
   Eve Service                               3632                   $111,000.00      $77,700.00
U.S. Bank of Oregon Trustee Doris S. Seale   3634                     $5,050.00       $3,535.00
U.S. Bank of Washington Trustee Joseph
   Rogers                                    3620                    $15,150.00      $10,605.00
Uhlein, Grace H. (a)                         2866                     $4,600.00       $3,220.00
Vanbergen, Elizabeth H.                      1941                     $1,050.00         $735.00
Vetas, Ismene                                3256                     $4,287.21       $3,001.05
Virginia Steele Tr.                          3337                     $9,150.00       $6,405.00
Vogt, Kenneth L. & Janice D                  3546                    $17,275.00      $12,092.50
Voigtlander, William T.                      3087                         $0.00           $0.00
Wallace, Jon M.                              1198                     $6,056.90       $4,239.83
Wallace, Maricarol                           1242                     $5,775.00       $4,042.50
Warburg Pincus                               2034                    $91,000.00      $63,700.00
Warner, Bert M. & Michael S., TTEES          1972                         $0.00           $0.00
Warner, Bert M. & Neil O. TTEE               1967                         $0.00           $0.00
Washburn, Anna Bell L.                       2770                     $9,150.00       $6,405.00
Washburn, Jr. Stanley                        2771                    $22,875.00      $16,012.50
Washburn, Margaret                           2772                    $22,481.25      $15,736.88
Weber, Dorothy G & William F. FBO of         0972                    $22,268.75      $15,588.13
Wellington, Roger U. 1968 Trust (b)          2769                    $47,750.00      $33,425.00
Wettstein, Chuck J.                          4392                        $17.50          $12.25
Whalen, Harry F. & Hilda P. (c)              0824                     $5,357.90       $3,750.53
Whiting, Mary (a)                            1066                       $564.00         $394.80
Whiting, Mary (b)                            1066                       $453.00         $317.10
Whitman, William Trustee                     1302                    $23,250.00      $16,275.00
Wiebelhaus, Eugene A. & Joan M.              3538                     $9,300.00       $6,510.00
Winegar, Wallace Dr. TR PS Plan (b)          2195                     $7,682.50       $5,377.75
Winkler, Constance M (b)                     1530                     $9,650.00       $6,755.00
Winter, Alpheus Trust                        2798                     $9,325.00       $6,527.50
Wintermantel-Zondlo, Joanne                  2824                    $23,875.00      $16,712.50
Wuest, Frederick C.                          0864                    $26,591.63      $18,614.14
Wuinn, Gene                                  1812                         $0.00           $0.00
Wurts, Benjamin W                            2862                     $4,775.00       $3,342.50
Wurts, Charles S                             2861                     $4,775.00       $3,342.50
Yale Converts/Froley Revy (b)                3327                 $2,200,000.00   $1,540,000.00
Yatsevitch, Barbara S.                       2799                     $9,800.00       $6,860.00
Yoder, Earl M. (b)                           4582                     $8,400.00       $5,880.00

   	TOTAL:                                                        $9,828,036.77   $6,879,627.74

---------------
A    Claim has been assigned to Access Capital.
B    Claim has been assigned to Argo Partners.
C    Claim has been assigned to Comac International NV
D    Claim has been assigned to Debt Acquisition Company of America
E    Claim has been assigned to Comac Partners LP
F    Claim has been assigned to Riverside Contracting Corporation
G    Claim has been assigned to Credit Research
H    Claim has been assigned to KIA Factors
I    Claim has been assigned to BP Investment Recovery Partners
J    Claim has been assigned to NationsBanc Montgomery Securities